                                   EXHIBIT 24
                                   ----------

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                  /s/ GORDON ZACKS
                                  ----------------------------------------------
                                  Gordon Zacks

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                            /s/ Christian Galvis
                                            -----------------------------------
                                            Christian Galvis

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                          /s/ Daniel D. Viren
                                          -------------------------------------
                                          Daniel D. Viren

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                        /s/ Philip G. Barach
                                        ----------------------------------------
                                        Philip G. Barach

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                /s/ Harvey M. Krueger
                                -----------------------------------------------
                                Harvey M. Krueger

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks and Daniel D. Viren, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                /s/ Roger E. Lautzenhiser
                                ------------------------------------------------
                                Roger E. Lautzenhiser

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of August, 2002.



                                      /s/ Janice E. Page
                                      ------------------------------------------
                                      Janice E. Page

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                                       /s/ Edward M. Stan
                                       -----------------------------------------
                                       Edward M. Stan

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Stock Option Agreement, effective as of August 7, 2000, between the Company and Richard L. Burrell, the Stock Option Agreement, effective as of August 7, 2000, between the Company and Howard Eisenberg, the Stock Option Agreement, effective as of July 2, 2001, between the Company and Richard DeCamp, and the Stock Option Agreement (Other Option Grant), effective as of December 26, 2001, between the Company and William Lenich, hereby constitutes and appoints Gordon Zacks, Daniel D. Viren and Roger E. Lautzenhiser, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 2002.




                               /s/ Harvey A. Weinberg
                               ------------------------------------------------
                               Harvey A. Weinberg